Exhibit 99.1

[REPUBLIC SECURITY FINANCIAL CORPORATION LOGO]

                                                   For Further Information call:
                                                   Richard J. Haskins, CFO
                                                   (561) 802-5840
                                                   Carla Pollard, Controller
                                                   (561) 650-2424

NEWS RELEASE

For:       Republic Security Financial Corporation
           West Palm Beach, Florida, 33401

                     REPUBLIC SECURITY FINANCIAL CORPORATION
                             INCREASES EARNINGS 37%

         WEST PALM BEACH, FL. JANUARY 24, 2000- REPUBLIC SECURITY FINANCIAL CORPORATION (NASDAQ:RSFC), parent to REPUBLIC SECURITY BANK ("REPUBLIC"), today announced net income of $7.4 million or $0.15 diluted earnings per common share for the three months ended December 31, 1999 compared to a net loss of $22.6 million or ($0.46) diluted loss per common share for the three months ended December 31, 1998. Income, excluding merger related and one time expenses, was $31.9 million or $0.63 diluted earnings per common share for the year ended December 31, 1999 compared to $22.6 million or $0.46 diluted earnings per common share for the year ended December 31, 1998. Net income was $29.5 million or $0.58 diluted earnings per common share for the year ended December 31, 1999 which includes $2.4 million or $0.05 diluted earnings per common share in merger and other expenses related primarily to the acquisition of Northside Bank of Tampa which closed on February 26, 1999 and was accounted for as a pooling of interests transaction. Earnings, excluding merger related expenses, for the year ended December 31, 1999 increased 37%, compared to the year ended December 31, 1998 due primarily to an increase in net interest income, an increase in non-interest income and realized cost savings from the integration of First Palm Beach Bancorp ("FPBB") which was acquired October 29, 1998.

         Net interest income increased $8.8 million for the year ended December 31, 1999 compared to the year ended December 31, 1998 while operating expenses decreased $3.6 million. Net interest income increased $2.4 million for the three months ended December 31, 1999 compared to the three months ended December 31, 1998. The increase in net interest income for the three and twelve months ended December 31, 1999 compared to the three and twelve months ended December 31, 1998 is due primarily to a decrease in the cost of interest-bearing liabilities of 24 basis points and 39 basis points, respectively, resulting from the Bank's success in restructuring the liability mix acquired from FPBB, as well as an increase in average interest earning assets. Net interest margin increased 26 basis points to 3.49% for the year ended December 31,1999 compared to 3.23% for the year ended December 31, 1998.

         Net interest margin decreased 11 basis points for the three months ended December 31, 1999 compared to the three months ended September 30, 1999 primarily due to three successive increases in interest rates by the Federal Reserve. While the Bank has made significant progress in restructuring the loan and deposit mix acquired from FPBB and anticipates further mix changes during 2000, rising interest rates are expected to result in compressed industry margins.

         "The Company's accomplishments and increase in earnings per share in 1999 were extraordinary as the Bank successfully completed the largest acquisition integration in the Company's history as well as three additional acquisition conversions while at the same time implemented significant improvements in technology related to core banking operations, said Rudy Schupp, Chairman of Republic Security Financial Corporation. "Despite the challenge of three successive interest rate hikes by the Federal Reserve, increased competition, extraordinary integration efforts and "Y2K" readiness, the Company significantly improved year-over-year earnings by improving net interest margin and decreasing operating expenses", said Schupp. In addition, during the third quarter, we announced and completed the asset purchase of First New England Financial, one of the premier names in yacht lending with a nationwide network of offices", said Schupp.

         Republic Security Financial Corporation with total assets of $3.2 billion operates 102 full service banking offices in Palm Beach, Broward, Dade, Martin, St. Lucie, Lee, Marion, Alachua, Hillsborough, Orange, Pasco and Collier counties and is headquartered in West Palm Beach, Florida.

NASDAQ SYMBOL:     COMMON         -        RSFC
REPUBLIC WEB SITE ADDRESS         -        WWW.REPUBLICSECURITYBANK.COM

         REPUBLIC SECURITY FINANCIAL CORPORATION
         Financial Highlights (dollars in thousands, except per share amounts)

====================================================================================================================================
                                                       For the Year
                                                          Ended                          For the Three Months Ended

For the period ended                               12/31/99    12/31/98    12/31/99    09/30/99    6/30/99     3/31/99     12/31/98
------------------------------------------------------------------------------------------------------------------------------------
                                                              (Restated)                                                  (Restated)
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                   $29,469    ($10,458)     $7,428     $8,035      $8,454      $5,552     ($22,622)
Net income excluding merger related expenses(1)      31,862      22,582       7,428      8,035       8,454       7,945        8,018
Net interest income..........................        98,086      89,328      24,257     24,459      25,426      23,944       21,879
Provision for loan losses....................         1,550      22,909         450        300         300         500       18,053
Non-interest income..........................        28,151      25,828       6,794      8,259       7,124       5,974        7,399
Non-interest expense (2).....................        74,720      78,296      18,569     19,896      19,041      17,214       20,483
------------------------------------------------------------------------------------------------------------------------------------
Common Share Data
------------------------------------------------------------------------------------------------------------------------------------
Basic earnings (loss) per share .............         $0.58      ($0.22)      $0.15      $0.16       $0.17       $0.11       ($0.46)
Diluted earnings (loss) per share............         $0.58      ($0.22)      $0.15      $0.16       $0.17       $0.11       ($0.46)
Stated book value per share..................         $4.02       $4.38       $4.02      $4.19       $4.13       $4.24        $4.38
------------------------------------------------------------------------------------------------------------------------------------
At Period End
------------------------------------------------------------------------------------------------------------------------------------
Assets.......................................    $3,192,212  $3,081,225  $3,192,212 $3,052,135  $3,083,624  $3,047,054   $3,081,225
Investments held to maturity.................       182,096      16,318     182,096    149,133     151,816       6,366       16,318
Investments available-for-sale...............       757,304     722,913     757,304    652,182     685,849     722,912      722,913
Loans........................................     1,906,734   2,040,338   1,906,734  1,888,200   1,883,039   1,969,502    2,040,338
Allowance for loan losses....................        22,301      26,664      22,301     24,160      25,625      25,896       26,664
Deposits.....................................     2,064,936   2,368,360   2,064,936  2,131,110   2,213,790   2,346,880    2,368,360
Borrowings...................................       888,048     447,030     888,048    646,853     594,417     438,515      447,030
Stockholders' equity.........................       200,662     207,978     200,662    212,916     209,467     212,262      207,978
Common shares outstanding....................        49,696      49,677      49,696     50,662      50,569      50,532       49,677
------------------------------------------------------------------------------------------------------------------------------------
Average Balances
------------------------------------------------------------------------------------------------------------------------------------
Assets.......................................    $3,018,395  $2,970,538  $3,084,688 $3,000,286  $2,993,761  $2,994,845   $2,968,422
Stockholders' equity.........................       209,836     221,714     207,220    209,525     210,439     212,160      205,963
Interest-earning assets......................     2,808,241   2,755,432   2,851,708  2,789,662  2,795, 204   2,796,389    2,771,053
Interest-bearing liabilities.................     2,430,403   2,398,245   2,487,315  2,406,495   2,393,395   2,434,407    2,395,771
Average common shares and
   common stock equivalents..................        51,047      48,807      50,666     51,201      51,174      51,236       49,430
------------------------------------------------------------------------------------------------------------------------------------
Ratios                                              %           %           %          %           %           %            %
------------------------------------------------------------------------------------------------------------------------------------
Return on average assets(1)..................          1.06        0.76        0.96       1.07        1.13        1.06         1.08
Return on total risk weighted assets(1)......          1.68        1.30        1.56       1.84        2.01        1.89         1.85
Return on average stockholders' equity (1)...         15.18       10.19       14.34      15.34       16.07       14.98        15.57
Net interest spread..........................          2.87        2.59        2.80       2.92        2.98        2.82         2.49
Net interest margin..........................          3.49        3.23        3.40       3.51        3.64        3.42         3.16
Equity to assets (period end)................          6.29        6.75        6.29       6.98        6.79        6.97         6.75
Tier 1 leverage ratio (Bank only estimate)...          6.53        6.81        6.53       6.70        6.62        6.74         6.81
Tier 1 risk based capital (Bank only estimate)        10.54       11.59       10.54      11.48       11.74       12.08        11.59
Total risk based capital (Bank only estimate)         11.73       13.10       11.73      12.75       13.01       13.63        13.10
------------------------------------------------------------------------------------------------------------------------------------
Asset Quality (period end)
------------------------------------------------------------------------------------------------------------------------------------
Non performing Loans ("NPLS")................       $16,369     $13,852     $16,369    $13,871     $11,746     $16,758      $13,852
Non performing Assets ("NPAS")...............       $18,372     $17,298     $18,372    $17,306     $15,414     $20,482      $17,298
NPLs as a % of total loans...................         0.86%       0.68%       0.86%      0.73%       0.62%       0.85%        0.68%
NPAs as a % of total assets..................         0.58%       0.56%       0.58%      0.57%       0.50%       0.67%        0.56%
Allowance for loan losses as a % of total loans       1.17%       1.31%       1.17%      1.28%       1.36%       1.31%        1.31%
Allowance for loan losses as % of NPL's             136.24%     192.49%     136.24%    174.18%     218.17%     154.53%      192.49%
Net charge-offs to average loans.............         0.29%       0.53%       0.12%      0.07%       0.03%       0.06%        0.25%
====================================================================================================================================

(1) Excludes merger related and one time expenses of $2.4 million, net of taxes, for the three months ended March 31, 1999 and the twelve months ended December 31, 1999. Excludes merger related and one time expenses of $33.0 million and $30.6 million, net of taxes, for the twelve and three months ended December 31, 1998, respectively.

(2) Excludes pre-tax merger related and one time expenses of approximately $3.5 million for the three months ended March 31, 1999 . Excludes pretax merger related and one time expenses of approximately $26.7 million and $23.6 million for the twelve and three months ended December 31, 1998, respectively.

The financial information contained herein has been retroactively restated to include the accounts and results of operations of FPBB, Unifirst FSB and Northside which mergers, accounted for as poolings of interests, were consummated on October 29, 1998, July 2, 1998 and February 26, 1999.

         REPUBLIC SECURITY FINANCIAL CORPORATION
         Financial Highlights (dollars in thousands, except per share amounts)

===================================================================================================================================
                                                                                   For the Three Months Ended

For the period ended                                                        09/30/98               06/30/98                03/31/98
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           (Restated)             (Restated)              (Restated)
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                                                    $1,564                 $4,952                  $5,648
Net income excluding merger related expenses(1)                                3,964                  4,952                   5,648
Net interest income.........................................                  21,594                 22,470                  23,385
Provision for loan losses...................................                   1,458                    425                   2,973
Non-interest income.........................................                   4,886                  6,172                   7,371
Non-interest expense  (2)...................................                  18,820                 20,309                  18,684
-----------------------------------------------------------------------------------------------------------------------------------
Common Share Data
-----------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share ...................................                   $0.03                  $0.10                   $0.12
Diluted earnings  per share.................................                   $0.03                  $0.10                   $0.12
Stated book value per share.................................                   $4.58                  $4.68                   $4.59
-----------------------------------------------------------------------------------------------------------------------------------
At Period End
-----------------------------------------------------------------------------------------------------------------------------------
Assets......................................................              $2,995,092             $2,994,683              $3,016,240
Investments held to maturity................................                  22,685                 18,019                 219,829
Investments available-for-sale..............................                 761,784                686,791                 458,489
Loans.......................................................               1,938,253              1,904,306               1,865,206
Allowance for loan losses...................................                  12,460                 12,592                  13,892
Deposits....................................................               2,265,233              2,266,393               2,221,116
Borrowings..................................................                 416,078                432,283                 507,800
Stockholders' equity........................................                 236,810                229,175                 222,450
Common shares outstanding...................................                  49,572                 49,268                  47,456
-----------------------------------------------------------------------------------------------------------------------------------
Average Balances
-----------------------------------------------------------------------------------------------------------------------------------
Assets......................................................              $2,948,899             $2,926,531              $2,945,415
Stockholders' equity........................................                 229,779                224,415                 220,875
Interest-earning assets.....................................               2,753,345              2,732,917               2,748,442
Interest-bearing liabilities................................               2,396,958              2,371,888               2,424,360
Average common shares and
   common stock equivalents.................................                  50,200                 50,153                  48,842
-----------------------------------------------------------------------------------------------------------------------------------
Ratios                                                                         %                      %                       %
-----------------------------------------------------------------------------------------------------------------------------------
Return on average assets(1).................................                    0.54                   0.68                    0.77
Return on total risk weighted assets(1).....................                    0.93                   1.17                    1.36
Return on average stockholders' equity (1)..................                    6.90                   8.83                   10.23
Net interest spread.........................................                    2.48                   2.62                    2.81
Net interest margin.........................................                    3.14                   3.29                    3.40
Equity to assets (period end)...............................                    7.91                   7.65                    7.38
Tier 1 leverage ratio (Bank only estimate)..................                    7.83                   7.81                    7.54
Tier 1 risk based capital (Bank only estimate)..............                   13.52                  13.45                   13.43
Total risk based capital (Bank only estimate)...............                   14.27                  14.19                   14.26
-----------------------------------------------------------------------------------------------------------------------------------
Asset Quality (period end)
-----------------------------------------------------------------------------------------------------------------------------------
Non performing Loans ("NPLs")...............................                 $10,709                $12,506                 $15,262
Non performing Assets ("NPAs")..............................                 $18,115                $19,753                 $20,968
NPLs as a % of total loans..................................                   0.55%                  0.66%                   0.82%
NPAs as a % of total assets.................................                   0.60%                  0.66%                   0.70%
Allowance for loan losses as a % of total loans.............                   0.64%                  0.66%                   0.74%
Allowance for loan losses as % of NPL's                                      116.35%                107.21%                  82.90%
Net charge-offs to average loans............................                   0.09%                  0.09%                   0.10%
===================================================================================================================================

(1) Excludes merger related and one time expenses of $2.4 million, net of taxes, for the three months ended September 30, 1998.

(2) Excludes pre-tax merger related and one time expenses of approximately $3.3 million for the three months ended September 30, 1998.

REPUBLIC SECURITY FINANCIAL CORPORATION
Financial Highlights (dollars in thousands, except per share data)

===================================================================================================================================
                                              For the Year Ended                          For the Three Months Ended

                                            12/31/99     12/31/98      12/31/99     9/30/99      6/30/99     3/31/99       12/31/98
-----------------------------------------------------------------------------------------------------------------------------------
                                                        (Restated)                                                        (Restated)
Interest Income:

Interest and fees on loans...............   $155,267     $157,562       $37,587     $38,167      $39,622      $39,891       $38,812

Interest and dividends on investments....     55,258       51,937        15,985      13,704       13,171       12,398        12,593
-----------------------------------------------------------------------------------------------------------------------------------
                                             210,525      209,499        53,572      51,871       52,793       52,289        51,405
-----------------------------------------------------------------------------------------------------------------------------------
Interest Expense:

Interest on deposits.....................     81,698       94,282        18,825      19,560       20,726       22,587        23,446

Interest on borrowings...................     30,741       25,889        10,490       7,852        6,641        5,758         6,080
-----------------------------------------------------------------------------------------------------------------------------------
                                             112,439      120,171        29,315      27,412       27,367       28,345        29,526
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income......................     98,086       89,328        24,257      24,459       25,426       23,944        21,879

Provision for loan losses................      1,550       22,909           450         300          300          500        18,053
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision
   for loan losses.......................     96,536       66,419        23,807      24,159       25,126       23,444         3,826
-----------------------------------------------------------------------------------------------------------------------------------
Non-interest Income:

Service charges on deposit accounts......     12,741       11,229         3,483       3,293        2,848        3,117         3,058

Gain on sale of loans and servicing......      5,098        3,732           737       2,046        1,363          952           316

Gain on sale of investments..............      1,051        3,139            85         789           81           96         1,326

Other income.............................      9,261        7,728         2,489       2,131        2,832        1,809         2,699
-----------------------------------------------------------------------------------------------------------------------------------
                                              28,151       25,828         6,794       8,259        7,124        5,974         7,399
-----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:

Employee compensation and benefits.......     36,323       41,243         8,810       9,548        8,955        9,010         9,929

Occupancy and equipment..................     18,324       15,905         4,126       4,912        4,864        4,422         4,207

Professional fees........................      1,402        3,103           158         325          503          416         1,185

Advertising and promotions...............      1,355        2,417           302         397          358          298           648

Communications...........................      2,483        2,786           649         558          561          715           804

Insurance................................      1,761        2,116           423         418          458          462           511

Data processing..........................      3,602        1,776         1,114         971          969          548           555

Other....................................     10,558       14,396         2,987       2,767        2,373        2,431         6,888

Merger expenses..........................      2,381       21,655                                               2,381        19,404
-----------------------------------------------------------------------------------------------------------------------------------
         TOTAL...........................     78,189      105,397        18,569      19,896       19,041       20,683        44,131
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes........     46,498      (13,150)       12,032      12,522       13,209        8,735       (32,906)

Provision (benefit) for income taxes.....     17,029       (2,692)        4,604       4,487        4,755        3,183       (10,284)
-----------------------------------------------------------------------------------------------------------------------------------
Net income (loss)........................    $29,469     ($10,458)       $7,428      $8,035       $8,454       $5,552      ($22,622)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
Basic earnings (loss) per common share...      $0.58       ($0.22)        $0.15       $0.16        $0.17        $0.11        ($0.46)
Diluted earnings (loss) per common share.      $0.58       ($0.22)        $0.15       $0.16        $0.17        $0.11        ($0.46)
Dividends per common share...............      $0.24        $0.22         $0.06       $0.06        $0.06        $0.06         $0.06
Average common shares and common stock
equivalents outstanding..................     51,047       48,807        50,666      51,201       51,174       51,236        49,430
===================================================================================================================================

REPUBLIC SECURITY FINANCIAL CORPORATION
Financial Highlights (dollars in thousands, except per share data)

===================================================================================================================================
                                                                                     For the Three Months Ended
                                                                   9/30/98                     6/30/98                     3/31/98
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 (Restated)                   (Restated)                  (Restated)
Interest Income:

Interest and fees on loans..............................           $38,602                      $39,041                     $41,107

Interest and dividends on investments...................            13,390                       13,294                      12,660
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    51,992                       52,335                      53,767
-----------------------------------------------------------------------------------------------------------------------------------
Interest Expense:

Interest on deposits....................................            24,322                       23,567                      22,947

Interest on borrowings..................................             6,076                        6,298                       7,435
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    30,398                       29,865                      30,382
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income.....................................            21,594                       22,470                      23,385

Provision for loan losses...............................             1,458                          425                       2,973
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses.....            20,136                       22,045                      20,412
-----------------------------------------------------------------------------------------------------------------------------------
Non-interest Income:

Service charges on deposit accounts.....................             2,876                        2,652                       2,643

Gain on sale of loans and servicing.....................               310                          470                       2,636

Gain on sale of investments.............................                 0                        1,454                         359

Other income............................................             1,700                        1,596                       1,733
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     4,886                        6,172                       7,371
-----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:

Employee compensation and benefits......................            10,847                       10,410                      10,057

Occupancy and equipment.................................             4,120                        3,926                       3,652

Professional fees.......................................               624                          786                         508

Advertising and promotions..............................               438                          852                         479

Communications..........................................               661                          710                         611

Insurance...............................................               525                          536                         544

Other...................................................             2,807                        3,089                       2,833

Merger expenses.........................................             2,098                           50                         103
-----------------------------------------------------------------------------------------------------------------------------------
         TOTAL..........................................            22,120                       20,359                      18,787
-----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes..............................             2,902                        7,858                       8,996

Provision for income taxes..............................             1,338                        2,906                       3,348
-----------------------------------------------------------------------------------------------------------------------------------
Net income (loss).......................................            $1,564                       $4,952                      $5,648
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
Basic earnings per common share.........................             $0.03                        $0.10                       $0.12
Diluted earnings per common share.......................             $0.03                        $0.10                       $0.12
Dividends per common share..............................             $0.06                        $0.05                       $0.05
Average common shares and common stock equivalents
outstanding.............................................            50,200                       50,153                      48,842
===================================================================================================================================

REPUBLIC SECURITY FINANCIAL CORPORATION
Financial Highlights (dollars in thousands, except share amounts)


===================================================================================================================================
                                                                                                            12/31/99       12/31/98
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         (Restated)
ASSETS

Cash and amounts due from depository institutions                                                            $73,054        $52,336

Interest bearing deposits in other financial institutions                                                     41,201        114,471

Federal funds sold                                                                                             3,595         14,334
-----------------------------------------------------------------------------------------------------------------------------------
   Total cash and cash equivalents                                                                           117,850        181,141

Investments available-for-sale                                                                               757,304        722,913

Investments held to maturity (Market value of $174,204 and $16,605 at December 31, 1999
    and December 31, 1998, respectively)                                                                     182,096         16,318

Loans - net                                                                                                1,822,433      1,997,674

Loans held for sale (Market value of $62,000 and $16,272 at December 31, 1999
    and December 31, 1998, respectively)                                                                      62,000         16,000

Property and equipment - net                                                                                  65,349         53,341

Other real estate owned - net                                                                                  2,004          2,646

Federal Home Loan Bank Stock                                                                                  34,821         23,754

Goodwill - net                                                                                                17,715         11,961

Bank owned life insurance                                                                                     58,039          8,059

Deferred taxes, net                                                                                           17,908          4,271

Accrued interest receivable                                                                                   16,986         15,848

Other assets                                                                                                  37,707         27,299
-----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                                              $3,192,212     $3,081,225
===================================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits                                                                                                  $2,064,936     $2,368,360

Federal Home Loan Bank advances and other borrowings                                                         618,996        410,368

Securities sold under agreement to repurchase                                                                248,521          9,144

Senior debentures, net of unamortized issuance costs                                                          20,531         27,518

Advances from borrowers for taxes and insurance                                                                5,908          7,677

Bank drafts payable                                                                                           11,208         27,706

Other liabilities                                                                                             21,450         22,474
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                          2,991,550      2,873,247
-------------------------------------------------------------------------------------------------------------------- --------------
Common Stock $.01 par value; 500,000,000 shares authorized;
      50,748,419 issued shares; outstanding 49,696,419 (net of treasury stock) at December 31, 1999
      and 49,677,130  issued and outstanding at December 31, 1998.                                               508            497

Treasury Stock (1,052,000 shares repurchased at December 31, 1999)                                               (11)

Additional paid-in capital                                                                                   124,931        128,044

Retained earnings                                                                                             94,934         77,732

Unrealized (loss) gain on investments available-for-sale, net of taxes                                       (19,700)         1,705
-----------------------------------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                                                                   200,662        207,978
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          $3,192,212     $3,081,225
===================================================================================================================================

                                       11